                                                                   EXHIBIT 10.39

                                                                      APPENDIX C

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT DATED AS OF THE 17TH DAY OF MAY, 2001, AS AMENDED AS OF AUGUST 7, 2001, EFFECTIVE AS OF MAY 17, 2001, BY AND BETWEEN LANCER OFFSHORE, INC., A BRITISH VIRGIN ISLANDS CORPORATION AND EACH PARTY HERETO MAKING A LOAN PURSUANT TO THIS AGREEMENT AS OF THE DATE HEREOF AND FROM TIME TO TIME THEREAFTER (INDIVIDUALLY "EACH LENDER" AND COLLECTIVELY THE "LENDER") AND WORLD WIRELESS COMMUNICATIONS, INC., A NEVADA CORPORATION, HAVING AN ADDRESS AT 5670 GREENWOOD BOULEVARD, PENTHOUSE, GREENWOOD VILLAGE, COLORADO 80111 (THE "BORROWER").

         WHEREAS, THE LENDER IS WILLING TO LEND TO BORROWER FUNDS TO ENABLE BORROWER TO CONDUCT ITS BUSINESS OPERATIONS; AND

         WHEREAS, BORROWER WISHES TO BORROW FUNDS FROM LENDER IN ORDER TO CONDUCT SUCH OPERATIONS;

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                                    ARTICLE I
                                   OBLIGATIONS

         1.1 (A) SIMULTANEOUSLY WITH THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, LANCER OFFSHORE, INC. AGREES TO LEND TO BORROWER THE AGGREGATE SUM OF $2,250,000, OF WHICH (I) THE SUM OF $1,125,000 SHALL BE PAID TO BORROWER UPON THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT AND (II) THE SUM OF $1,125,000 SHALL BE PAID TO BORROWER ON JULY 15, 2001, PROVIDED THAT BORROWER HAS RAISED THE SUM OF $2,000,000 IN EQUITY FROM PERSONS OTHER THAN MICHAEL LAUER AND

HIS AFFILIATES, INCLUDING, WITHOUT LIMITATION, LANCER OFFSHORE INC., LANCER PARTNERS, L.P., AND THE ORBITER FUND LTD.(SUCH LOAN, TOGETHER WITH ANY OTHER AMOUNTS LOANED PURSUANT TO THIS AGREEMENT BY ANY LENDER FROM TIME TO TIME, INCLUDING THAT SPECIFIED IN SECTION 1.1 (B) HEREOF, WITH THE CONSENT OF THE PARTIES HERETO, UP TO A TOTAL SUM OF $5,000,000, SHALL BE REFERRED TO COLLECTIVELY AS THE "LOAN"). THE LOAN SHALL BE USED SOLELY BY BORROWER IN THE OPERATION OF ITS BUSINESS AS DETERMINED BY THE PRESIDENT OF BORROWER, SUBJECT TO SUPERVISION THEREOF BY BOARD OF DIRECTORS OF BORROWER. THE LOAN SHALL BE REPAID ON SEPTEMBER 15, 2001 UNLESS IT IS MANDATORILY CONVERTED INTO SHARES OF BORROWER'S COMMON STOCK BEFORE THAT DATE AS PROVIDED IN SECTION 1.5 HEREOF.

                  (B) ON AUGUST 7, 2001 LANCER PARTNERS L.P. AGREES TO LEND TO BORROWER THE AGGREGATE SUM OF $875,000, OF WHICH (I) THE SUM OF $350,000 SHALL BE PAID TO BORROWER ON AUGUST 7, 2001 AND (II) THE SUMS OF $275,000 SHALL BE PAID TO BORROWER ON OR ABOUT SEPTEMBER 15, 2001, (BUT NO LATER THAN SEPTEMBER 20, 2001), AND $250,000 ON OR ABOUT OCTOBER 15, 2001 (BUT NO LATER THAN OCTOBER 20, 2001), PROVIDED THAT BORROWER HAS RAISED THE SUM OF $1,500,000 IN EQUITY FROM PERSONS OTHER THAN MICHAEL LAUER AND HIS AFFILIATES, INCLUDING, WITHOUT LIMITATION, LANCER OFFSHORE INC., LANCER PARTNERS, L.P., AND THE ORBITER FUND LTD, ON OR BEFORE SEPTEMBER 15, 2001 THE LOAN SHALL BE USED SOLELY BY BORROWER IN THE OPERATION OF ITS BUSINESS AS DETERMINED BY THE PRESIDENT OF BORROWER, SUBJECT TO SUPERVISION THEREOF BY BOARD OF DIRECTORS OF BORROWER. THE INITIAL $350,000 PRINCIPAL AMOUNT OF THE LOAN SHALL BE REPAID ON SEPTEMBER 15, 2001, AND THE SUBSEQUENT TRANCHES OF $275,000 AND $250,000 OF THE LOAN SHALL BE REPAID ON DECEMBER 15, 2001, UNLESS SUCH AMOUNTS ARE


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
MANDATORILY CONVERTED INTO SHARES OF BORROWER'S COMMON STOCK BEFORE THAT DATE AS PROVIDED IN SECTION 1.5 HEREOF.

         1.2 THE LOAN SHALL BEAR SIMPLE INTEREST AT THE RATE OF 15% PER ANNUM PAYABLE ON THE MATURITY DATE OF THE LOAN ( UNLESS THE LOAN IS MANDATORILY CONVERTED INTO SHARES OF BORROWER'S COMMON STOCK, IN WHICH EVENT SUCH INTEREST SHALL THEN BE DUE AND PAYABLE), AND SHALL INCLUDE ANY ADDITIONAL EXPENSES PAYABLE HEREUNDER OR UNDER, THE NOTE (AS DEFINED IN SECTION 1.3 HEREOF).

         1.3 SIMULTANEOUSLY WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER SHALL DELIVER TO LENDER AN EXECUTED ORIGINAL OF THE NOTE IN THE FORM OF EXHIBIT A ATTACHED HERETO FOR THE AMOUNT LOANED TO BORROWER BY ANY LENDER TO DATE, AND BORROWER SHALL DELIVER SUCH ADDITIONAL NOTES TO EVIDENCE ANY FUTURE BORROWING FROM ANY LENDER FROM TIME TO TIME (INDIVIDUALLY A "NOTE" AND COLLECTIVELY THE "NOTES").

         1.4 SIMULTANEOUSLY WITH THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, BORROWER SHALL DELIVER TO LENDER AN EXECUTED ORIGINAL OF THE WARRANTS IN THE FORM OF EXHIBIT B ATTACHED IN CONSIDERATION FOR THE AMOUNT LOANED TO BORROWER BY LENDER, AND BORROWER SHALL DELIVER SUCH ADDITIONAL REQUIRED WARRANTS IN CONNECTION WITH ANY FUTURE BORROWING HEREUNDER (INDIVIDUALLY A "WARRANT" AND COLLECTIVELY THE "WARRANTS").

         1.5 (A) THE LOAN SHALL BE MANDATORILY CONVERTED INTO SHARES OF THE COMMON STOCK OF BORROWER AT THE RATE OF ONE SHARE PER EACH $0.20 PRINCIPAL AMOUNT OF DEBT, INCLUDING INTEREST (SUBJECT TO ADJUSTMENT FOR STOCK DIVIDENDS, STOCK SPLITS AND REVERSE STOCK SPLITS, IF ANY) IMMEDIATELY UPON (I) THE APPROVAL OF SUCH CONVERSION BY BORROWER'S SHAREHOLDERS AT A MEETING OF SHAREHOLDERS HELD FOR SUCH PURPOSE (AMONG OTHER PURPOSES) AND (II) BORROWER'S RECEIPT OF $2,000,000 IN EQUITY FROM PERSONS OTHER THAN MICHAEL LAUER AND HIS AFFILIATES, LANCER OFFSHORE, INC., LANCER PARTNER L.P. OR THE ORBITER FUND LTD. ON OR BEFORE DECEMBER 31, 2001.


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

             (B) THE SHARES OF BORROWER'S COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS SHALL BE NOT ISSUED PRIOR TO THE APPROVAL OF SUCH ISSUANCE BY BORROWER'S SHAREHOLDERS AT A MEETING OF SHAREHOLDERS HELD FOR SUCH PURPOSE (AMONG OTHER PURPOSES).

         1.6 SIMULTANEOUSLY WITH THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, LENDER AND BORROWER WILL EXECUTE AND DELIVER THE AMENDED AND RESTATED PLEDGE/SECURITY AGREEMENT ATTACHED HERETO AS EXHIBIT C (THE "PLEDGE/SECURITY AGREEMENT").

         1.7 SIMULTANEOUSLY WITH THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, LENDER AND BORROWER WILL EXECUTE AND DELIVER THE REGISTRATION RIGHTS AGREEMENT ATTACHED HERETO AS EXHIBIT D (THE "REGISTRATION RIGHTS AGREEMENT").

         1.8 SIMULTANEOUSLY WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY A LENDER OTHER THAN LANCER OFFSHORE, INC., EACH LENDER WILL EXECUTE AND DELIVER THE PLEDGEE REPRESENTATIVE AGREEMENT ATTACHED TO THE LOAN AGREEMENT AS EXHIBIT E.

         1.9 ANY PERSON MAKING A LOAN TO BORROWER PURSUANT TO THIS AGREEMENT AFTER MAY 17, 2001 SHALL BECOME A PARTY TO THE AGREEMENT BY EXECUTING AND DELIVERING THE SIGNATURE PAGE HERETO, AND, SIMULTANEOUSLY THEREWITH, EXECUTING AND DELIVERING A COPY OF THE AMENDED AND RESTATED PLEDGE/SECURITY AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT AND THE PLEDGEE REPRESENTATIVE AGREEMENT.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF EACH LENDER

         EACH LENDER REPRESENTS AND WARRANTS TO BORROWER THAT:

         2.1 POWER AND AUTHORITY. EACH LENDER IS A CORPORATION, LIMITED LIABILITY COMPANY OR PARTNERSHIP DULY ORGANIZED, VALIDLY EXISTING ENTITY IN GOOD STANDING UNDER THE LAWS OF ITS STATE OF FORMATION; HAS ALL REQUISITE POWER AND AUTHORITY TO CARRY ON THE BUSINESS IN WHICH IT

IS ENGAGED; OWNS ITS ASSETS; AND HAS THE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM ALL OF ITS RESPECTIVE OBLIGATIONS HEREUNDER.

         2.2 AUTHORIZATION. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND DELIVERED BY EACH LENDER; AND THIS AGREEMENT CONSTITUTES THE VALID AND BINDING OBLIGATION OF EACH LENDER AND IS ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS EXCEPT AS THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, REORGANIZATION, FRAUDULENT CONVEYANCE, MORATORIUM AND OTHER SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND BY GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW).

         2.3 NO VIOLATIONS. NEITHER THE EXECUTION AND DELIVERY OF THIS AGREEMENT, NOR THE PERFORMANCE OF ANY OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER WILL VIOLATE (OR, WITH THE PASSAGE OF TIME, WILL VIOLATE) ANY MATERIAL TERM, COVENANT, CONDITION, OR PROVISION OF ANY CONTRACT (WRITTEN OR UNWRITTEN) OR ANY DOCUMENT, CERTIFICATE OF INCORPORATION, BY-LAW, JUDGMENT, DECREE, ORDER, OR REGULATION OF ANY COURT OR GOVERNMENTAL OR REGULATORY AUTHORITY BY WHICH ANY LENDER IS BOUND OR SUBJECT.

         2.4 BROKERS AND FINDERS. NEITHER ANY LENDER NOR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES HAS EMPLOYED ANY BROKER OR FINDER OR INCURRED ANY LIABILITY FOR ANY BROKERAGE FEES, COMMISSIONS OR FINDERS' FEES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         3.1 CORPORATE ORGANIZATION; POWER AND AUTHORITY. BORROWER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF


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
NEVADA AND HAS FULL CORPORATE POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS IT IS NOW BEING CONDUCTED AND TO OWN THE PROPERTIES AND ASSETS IT NOW OWNS; IS DULY QUALIFIED OR LICENSED TO DO BUSINESS AS A FOREIGN CORPORATION IN GOOD STANDING IN EACH JURISDICTION IN WHICH BORROWER'S FAILURE TO QUALIFY TO DO BUSINESS WILL HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, PROSPECTS, OPERATIONS, PROPERTIES, ASSETS OR CONDITION (FINANCIAL OR OTHERWISE) OF BORROWER. THE COPIES OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF BORROWER HERETOFORE DELIVERED TO LENDER ARE COMPLETE AND CORRECT COPIES OF SUCH INSTRUMENTS AS PRESENTLY IN EFFECT.

         3.2 AUTHORIZATION BORROWER HAS FULL CORPORATE POWER AND AUTHORITY TO ENTER INTO THIS AGREEMENT AND TO CARRY OUT THE TRANSACTIONS CONTEMPLATED HEREBY. THE BOARD OF DIRECTORS OF BORROWER HAS TAKEN ALL ACTION REQUIRED BY LAW, BORROWER'S CERTIFICATE OF INCORPORATION, ITS BY-LAWS OR OTHERWISE TO BE TAKEN
BY THEM TO AUTHORIZE THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, THE ISSUANCE OF THE NOTES AND THE WARRANTS, AND THIS AGREEMENT IS A VALID AND BINDING AGREEMENT OF BORROWER ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT THAT SUCH ENFORCEMENT MAY BE SUBJECT TO BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR OTHER SIMILAR LAWS NOW OR HEREAFTER IN EFFECT RELATING TO CREDITORS' RIGHTS.

         3.3 NO VIOLATIONS. NEITHER THE EXECUTION AND DELIVERY OF THIS AGREEMENT, NOR THE PERFORMANCE OF ANY OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER WILL VIOLATE (OR, WITH THE PASSAGE OF TIME, WILL VIOLATE) ANY MATERIAL TERM, COVENANT, CONDITION, OR PROVISION OF ANY CONTRACT (WRITTEN OR UNWRITTEN) OR ANY DOCUMENT, CERTIFICATE OF INCORPORATION, BY-LAW, JUDGMENT,


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

DECREE, ORDER, OR REGULATION OF ANY COURT OR GOVERNMENTAL OR REGULATORY AUTHORITY BY WHICH BORROWER IS BOUND OR SUBJECT.

         3.4 CAPITALIZATION. AS OF MAY 17, 2001, THE AUTHORIZED CAPITAL STOCK OF BORROWER CONSISTED OF 50,000,000 SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF WHICH 31,222,181 SHARES WERE ISSUED AND OUTSTANDING, AND, 1,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $.001 PER SHARE, OF WHICH NO SHARES WERE ISSUED AND OUTSTANDING. ALL ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF BORROWER ARE VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE, AND ALL SECURITIES OF THE BORROWER HAVE BEEN ISSUED IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL SECURITIES LAWS. AS OF THE DATE HEREOF, BORROWER HAD OUTSTANDING (A) SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE FOR BORROWER COMMON STOCK, (B) OPTIONS, WARRANTS OR OTHER RIGHTS TO PURCHASE OR SUBSCRIBE FOR COMMON STOCK OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK OF BORROWER, OR (C) CONTRACTS, COMMITMENTS, AGREEMENTS, UNDERSTANDINGS OR ARRANGEMENTS OF ANY KIND RELATING TO THE ISSUANCE OF ANY COMMON STOCK OF THE BORROWER, ANY SUCH CONVERTIBLE OR EXCHANGEABLE SECURITIES OR ANY SUCH OPTIONS, WARRANTS OR RIGHTS, TOTALING 2,286,287 SHARES, AND (D) CONTINGENT COMMITMENTS TO ISSUE WARRANTS TO HARVARD MANAGEMENT COMPANY, AND REEF MANAGEMENT CORP.

         3.5 FINANCIAL STATEMENTS; SEC FILINGS. (A) BORROWER HAS HERETOFORE DELIVERED TO LENDER AN AUDITED FINANCIAL STATEMENT OF THE COMPANY AND ITS SUBSIDIARIES FOR THE YEAR ENDED DECEMBER 31, 2000 (THE "FINANCIAL STATEMENT"), RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. THE FINANCIAL STATEMENT AND THE NOTES THERETO ARE TRUE, COMPLETE AND ACCURATE AND FAIRLY PRESENT THE ASSETS, LIABILITIES AND FINANCIAL CONDITION OF BORROWER AS AT THE DATE THEREOF,

AND SUCH STATEMENT OF INCOME AND THE NOTES THERETO ARE TRUE, COMPLETE AND ACCURATE AND FAIRLY PRESENT THE RESULTS OF OPERATIONS FOR THE PERIOD THEREIN REFERRED TO ALL IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED THROUGHOUT THE PERIOD INVOLVED.

             (B) BORROWER HAS HERETOFORE DELIVERED TO EACH LENDER A COPY OF
THE FORM 10-Q FILED BY BORROWER WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE QUARTER ENDED MARCH 31, 2001, RECEIPT OF WHICH IS ACKNOWLEDGED, AND EACH LENDER HAS HAD THE OPPORTUNITY TO REVIEW ALL OF THE QUARTERLY AND ANNUAL REPORTS FILED BY BORROWER WITH THE SECURITIES AND EXCHANGE COMMISSION AS OF THE DATE HEREOF.

         3.6 TITLE TO PROPERTIES; ENCUMBRANCES. BORROWER HAS GOOD, VALID AND MARKETABLE TITLE TO ALL THE PROPERTIES AND ASSETS WHICH IT PURPORTS TO OWN (REAL, PERSONAL AND MIXED, TANGIBLE AND INTANGIBLE), INCLUDING, WITHOUT LIMITATION, ALL THE PROPERTIES AND ASSETS REFLECTED IN THE FINANCIAL STATEMENT AND ALL THE PROPERTIES AND ASSETS PURCHASED BY BORROWER SINCE THE DATE OF THE FINANCIAL STATEMENT. EXCEPT AS SET FORTH IN THE FINANCIAL STATEMENT OR REFLECTED THEREIN AS A CAPITAL LEASE, ALL SUCH PROPERTIES AND ASSETS ARE FREE AND CLEAR OF ALL TITLE DEFECTS OR OBJECTIONS, LIENS, CLAIMS, CHARGES, SECURITY INTERESTS OR OTHER ENCUMBRANCES OF ANY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, LEASES, CHATTEL MORTGAGES, CONDITIONAL SALES CONTRACTS, COLLATERAL SECURITY ARRANGEMENTS AND OTHER TITLE OR INTEREST RETENTION ARRANGEMENTS, AND ARE NOT, IN THE CASE OF REAL PROPERTY, SUBJECT TO ANY RIGHTS OF WAY, BUILDING USE RESTRICTIONS, EXCEPTIONS, VARIANCES, RESERVATIONS OR LIMITATIONS OF ANY NATURE WHATSOEVER EXCEPT, WITH RESPECT TO ALL SUCH PROPERTIES AND ASSETS, (A) LIENS SHOWN ON THE FINANCIAL STATEMENT AS SECURING

SPECIFIED LIABILITIES OR OBLIGATIONS AND LIENS INCURRED IN CONNECTION WITH THE PURCHASE OF PROPERTY AND/OR ASSETS, IF SUCH PURCHASE WAS EFFECTED AFTER THE DATE OF THE FINANCIAL STATEMENT, WITH RESPECT TO WHICH NO DEFAULT EXISTS; (B) MINOR IMPERFECTIONS OF TITLE, IF ANY, NONE OF WHICH IS SUBSTANTIAL IN AMOUNT, MATERIALLY DETRACTS FROM THE VALUE OR IMPAIRS THE USE OF THE PROPERTY SUBJECT THERETO, OR IMPAIRS THE OPERATIONS OF BORROWER AND WHICH HAVE ARISEN ONLY IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICE SINCE THE DATE OF THE FINANCIAL STATEMENT; AND (C) LIENS FOR CURRENT TAXES NOT YET DUE. WITH RESPECT TO THE PROPERTY AND ASSETS IT LEASES, BORROWER IS IN COMPLIANCE WITH SUCH LEASES, AND BORROWER HOLDS VALID LEASEHOLD INTERESTS IN SUCH PROPERTY AND ASSETS FREE OF ANY LIENS, ENCUMBRANCES AND SECURITY INTERESTS OF ANY PARTY OTHER THAN THE LESSORS OF SUCH PROPERTY AND ASSETS.

         3.7 LITIGATION. THERE IS NO ACTION, SUIT, INQUIRY, PROCEEDING OR INVESTIGATION BY OR BEFORE ANY COURT OR GOVERNMENTAL OR OTHER REGULATORY OR ADMINISTRATIVE AGENCY OR COMMISSION PENDING OR, TO THE BEST KNOWLEDGE OF BORROWER, THREATENED AGAINST OR INVOLVING BORROWER, WHICH CHALLENGES THE VALIDITY OF THIS AGREEMENT OR ANY ACTION TAKEN OR TO BE TAKEN BY BORROWER PURSUANT TO THIS AGREEMENT OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY; AND BORROWER DOES NOT KNOW OR HAVE ANY REASON TO KNOW OF ANY VALID BASIS FOR ANY SUCH ACTION, PROCEEDING OR INVESTIGATION.

         3.8 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. NO CONSENT, APPROVAL OR AUTHORIZATION OF, OR DECLARATION, FILING OR REGISTRATION WITH, ANY GOVERNMENTAL OR REGULATORY AUTHORITY IS REQUIRED TO BE OBTAINED OR MADE BY BORROWER IN CONNECTION WITH THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT THAT APPROVAL OF BORROWER'S SHAREHOLDERS AT A


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
MEETING OF SHAREHOLDERS IS REQUIRED PRIOR TO, AND AS A CONDITION TO, THE ISSUANCE OF ANY SHARES OF BORROWER'S COMMON STOCK UPON THE MANDATORY CONVERSION OF THE LOAN OR THE EXERCISE OF THE WARRANTS.

         3.9 BROKERS AND FINDERS. NEITHER BORROWER NOR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES HAS EMPLOYED ANY BROKER OR FINDER OR INCURRED ANY LIABILITY FOR ANY BROKERAGE FEES, COMMISSIONS OR FINDERS' FEES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EXCEPT FOR ANY LIABILITY WHICH BORROWER HAS TO STERLING TECHNOLOGY PARTNERS AND SHAMROCK PARTNERS, LTD. RELATING THERETO.

         3.10 SUBSIDIARIES. BORROWER DOES NOT OWN, DIRECTLY OR INDIRECTLY, ANY CAPITAL STOCK OR OTHER EQUITY SECURITIES OF ANY OTHER CORPORATION OR HAVE ANY DIRECT OR INDIRECT EQUITY OR OWNERSHIP INTEREST IN ANY OTHER BUSINESS, EXCEPT IN ITS WHOLLY-OWNED SUBSIDIARIES AND OTHER ENTITIES LISTED IN SECTION 3.10 OF THE DISCLOSURE SCHEDULE.

         3.11 TAXES. BORROWER HAS FILED ALL TAX RETURNS THAT ARE REQUIRED TO HAVE BEEN FILED IN ANY JURISDICTION, AND HAS PAID ALL TAXES SHOWN TO BE DUE AND PAYABLE ON SUCH RETURNS AND ALL THE TAXES AND ASSESSMENTS LEVIED UPON IT OR ITS PROPERTIES, ASSETS, INCOME OR FRANCHISES, TO THE EXTENT SUCH TAXES AND ASSESSMENTS HAVE BECOME DUE AND PAYABLE AND BEFORE THEY HAVE BECOME DELINQUENT, EXCEPT FOR TAXES AND ASSESSMENTS THE AMOUNT, APPLICABILITY OR VALIDITY OF WHICH IS CURRENTLY BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS AND WITH RESPECT TO WHICH BORROWER HAS ESTABLISHED ADEQUATE RESERVES. TO THE BEST OF BORROWER'S KNOWLEDGE, THERE ARE NO TAX EXAMINATIONS IN PROGRESS INVOLVING BORROWER FOR ANY FISCAL PERIOD OR PERIODS, AND NO NOTICE OF ANY CLAIM FOR TAXES, WHETHER PENDING OR THREATENED, HAS BEEN RECEIVED, AND NO REQUESTS FOR WAIVERS OF THE TIME TO ASSESS ANY SUCH TAXES ARE PENDING.


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

         3.12 AFFILIATE TRANSACTIONS. EXCEPT AS SET FORTH ON SECTION 3.12 OF THE DISCLOSURE SCHEDULE, BORROWER IS NOT PARTY TO ANY CONTRACT WITH ANY AFFILIATE OF BORROWER. "AFFILIATE" SHALL MEAN, WITH RESPECT TO BORROWER, ANY PERSON OR ENTITY THAT DIRECTLY OR INDIRECTLY CONTROLS, IS CONTROLLED BY, OR IS UNDER COMMON CONTROL WITH BORROWER. FOR PURPOSES OF THIS DEFINITION, "CONTROL" OF AN ENTITY SHALL MEAN THE POWER, DIRECTLY OR INDIRECTLY, EITHER TO (I) VOTE 10% OR MORE OF THE SECURITIES HAVING ORDINARY VOTING POWER FOR THE ELECTION OF DIRECTORS OF SUCH ENTITY OR (II) DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF SUCH ENTITY, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE. SECTION 3.12 OF THE DISCLOSURE SCHEDULE SETS FORTH A COMPLETE AND ACCURATE LIST OF ALL OF THE AFFILIATES OF BORROWER.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         4.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Borrower, World Wireless Communications, Inc., 5670 GREENWOOD PLAZA BOULEVARD, PENTHOUSE, GREENWOOD VILLAGE, COLORADO 80111, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, New York, New York,
Attn: Stephen R. Field, Esq.; and if to a Lender, at its address as set forth in the books and records of the Borrower. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.


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

         4.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Denver, Colorado, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Denver, Colorado in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

         4.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

         4.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

         4.5 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

         4.6 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

         4.7 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         4.8 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

         4.9 Survival of Representations and Warranties. The representations and warranties of each party hereto shall survive the execution and the delivery of this Agreement until one year from the date hereof.

         4.10 VOTE FOR STOCKHOLDER APPROVAL. EACH OF LANCER OFFSHORE, INC. AND LANCER PARTNERS L.P. UNCONDITIONALLY AGREES TO VOTE ALL OF THE SHARES OF THE COMMON STOCK OF BORROWER OWNED OF RECORD OR BENEFICIALLY BY EACH OF THEM, AND TO CAUSE MICHAEL LAUER, AND THE ORBITER FUND LTD. TO VOTE ALL OF THE SHARES OF COMMON STOCK OF BORROWER OWNED OF RECORD OR BENEFICIALLY BY EACH OF THEM, AND ANY OTHER LENDER ALSO AGREES TO VOTE ALL OF THE SHARES OF COMMON STOCK OF BORROWER OWNED OF RECORD OR BENEFICIALLY BY ANY OF THEM, AT THE NEXT ANNUAL MEETING OF THE STOCKHOLDERS OF BORROWER, AND AT ANY SPECIAL STOCKHOLDERS MEETING HELD THEREAFTER, TO APPROVE (I) THE MANDATORY CONVERSION OF ALL OF THE NOTES INTO SHARES OF THE COMMON STOCK OF BORROWER (PROVIDED THAT SUCH MANDATORY CONVERSION SHALL NOT OCCUR UNTIL THE SATISFACTION OF THE EQUITY CONDITION SET FORTH IN SECTION

1.5 HEREOF), AND (II) THE ISSUANCE OF SHARES OF THE COMMON STOCK OF BORROWER ISSUABLE UPON THE EXERCISE OF ALL OF THE WARRANTS OWNED BY EACH OF THE FOREGOING PERSONS.

                                        WORLD WIRELESS COMMUNICATIONS, INC.

                                        BY: /s/
                                            ------------------------------------
                                                DAVID D. SINGER, PRESIDENT

                                        BORROWER

LOAN AMOUNT                       LENDER

$2,250,000 INITIALLY                    LANCER OFFSHORE, INC.

                                        BY: /s/
                                            ------------------------------------
                                                      MICHAEL LAUER

$850,000 INITIALLY                      LANCER PARTNERS L.P.


                                        BY: /s/
                                            -----------------------------------
                                                       MICHAEL LAUER

                                                                       EXHIBIT B

         THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


No.T__




                       WORLD WIRELESS COMMUNICATIONS, INC.

                          Common Stock Purchase Warrant

         World Wireless Communications, Inc., a Nevada corporation (the "Company"), hereby certifies that, for value received,__________, or registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:30 P.M., Central Mountain time, on _______, 2006,__________________ (________) shares of fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company, at a purchase price per share of $0.30 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant is one of a series of Common Stock Purchase Warrants (the "Warrants") evidencing the right to purchase shares of Common Stock of the Company issued pursuant to the loan agreement, including the exhibits thereto, between Lancer Offshore, Inc. and the Company dated as of May 17, 2001, as amended (the "Loan Agreement"), a copy of which is on file at the principal office of the Company.

         As used herein the following terms, unless the context otherwise requires have the following respective meanings:

         (a) The term "Company" shall include World Wireless Communications, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

1.       Exercise of Warrant.

         1.1 Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

         1.2. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 1. 1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

         1.3. Trustee for Warrantholders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Section 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

2. Delivery of Stock Certificates. etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

3.       Adjustment for Dividends in Other Stock, Property, etc.;
Reclassification, etc. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

         (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

         (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

         (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5.3), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

4.       Adjustment for Reorganization, Consolidation, Merger, etc.

         4.1 Reorganization. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or party, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

         4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Denver, Colorado, as trustee for the holder or holders of the Warrants.

         4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

5. Adjustment for Issue or Sale of Common Stock at Less Than The Purchase Price in Effect.

         5.1 General. If the Company shall, at any time or from time to time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this Section 5 by Section 5.4) for a Net Consideration Per Share less than $0.20 per share during the one-year period ending May 16, 2002, then, and in each such case:

                  (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                           (1) the numerator of which shall be (a) the number of
shares of Common Stock outstanding (excluding treasury shares, but including for this purpose shares of Common Stock issuable upon the exercise of the Warrants) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                           (2) the denominator of which shall be (a) the number
of shares of Common Stock outstanding (excluding treasury shares, but including for this purpose shares of Common Stock issuable upon the exercise of the Warrants) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued; and

                  (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5. 1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5.
1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5.2   Definitions, etc.  For purposes of this Section 5 and Section 7:

         The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than $0.20 per share at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in Section 5. 1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under Section 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this Section 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and to the extent that such warrants, options or other subscription or purchase rights expire or are canceled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price that otherwise would have been in effect at the time of the issuance of the expired or canceled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or canceled warrants, options or other subscriptions or purchase rights not been issued.

         For purposes of this Section 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                  (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                  (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.

         For purposes of this Section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5 consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

         This Section 5.2 shall not apply under any of the circumstances described in Section 5.4.

         5.3. Extraordinary Events. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5.3. The holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5.3) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5.3) be in effect, and
(ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5.4. Excluded Shares. Section 5. 1 shall not apply to the (i) issuance of up to 3,200,000 shares of Common Stock, or options therefor, to directors, officers, employees, advisors and consultants of the Company on and after the date of the issuance of this Warrant pursuant to any stock option, stock purchase, stock ownership or compensation plan approved by the compensation committee of the Company's Board of Directors,
(ii) issuance of shares of Common Stock upon the exercise of all options and warrants to purchase Common Stock outstanding as of the date of the issuance of this Warrant or upon conversion of debt outstanding as of such date, or (iii) except in the case of the issuance of shares of Common Stock (or securities of any kind convertible into such shares) at a price of less than $0.20 per share during the one-year period ending May 16, 2002, the issuance of shares of Common Stock (or securities of any kind convertible into such shares) pursuant to any offering of securities of the Company, from time to time, on or before December 31, 2002, to raise up to a total of $35,000,000 of gross proceeds pursuant to any private placement or public offering transaction or transactions, or both.

6. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrants.

7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Treasurer or Chief Financial Officer or, if the holder of a Warrant so requests, independent certified public accountants selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

8.       Notices of Record Date, etc.  In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the conversion of the Notes and the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each registered holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

9. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrants.

10. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

11. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12. Warrant Agent. The Company hereby appoints Interwest Transfer Co., Inc., with offices in Salt Lake City, Utah, as its agent for the purpose of issuing Common Stock on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to
Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent. The Company may change such agent and designate a new agent in the United States for the above-described purposes by written notice to each holder of a Warrant.

13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that a holder of this Warrant may suffer irreparable harm and that such terms may be specifically enforced by a decree by a court of competent jurisdiction for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Negotiability. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

         (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

         (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

15. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Company, World Wireless Communications, Inc., 5670 Greenwood Plaza Boulevard., Penthouse, Greenwood Village, Colorado 80111, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, 3rd Floor, New York, New York 10016, Attn: Stephen R. Field, Esq., and if to the Holder of a Warrant, at the address of such Holder shown on the books of the Company. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

16. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, determined without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Denver, Colorado, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Denver, Colorado, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

17. Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

18. Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

19. Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

20. Expiration. The right to exercise this Warrant shall expire at 5:30 P.M., Central Mountain time, on __________, 2006.

21. Attorneys Fees and Costs. In the event of any litigation arising under or relating to this Warrant, the prevailing party in such dispute shall be entitled to recover its costs and expenses, including reasonable attorney fees, from the other.

22. Restrictions on Transferability; Restrictive Legend. The holder acknowledges that the shares of Common Stock issuable upon exercise of this Warrant are subject to restrictions under applicable Federal and state securities laws. Each certificate representing shares of Common Stock issued shall, upon the exercise of this Warrant, bear the following legend in addition to such other restrictive legends as may be required by law or by the Loan
Agreement:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the holder, satisfactory to the company, that such registration is not required under the act and any applicable state securities laws."

23. Restrictions on Exercise. Notwithstanding anything contained in this Warrant to the contrary, this Warrant cannot be exercised, and no shares of the Company's Common Stock shall be issued, until the issuance of shares of the Company's Common Stock upon the exercise hereof is approved by the Company's shareholders at a meeting of such shareholders.


Dated:                , 2001
       ---------------

                                                   WORLD WIRELESS
                                                   COMMUNICATIONS, INC.



                                             By: /s/
                                                -------------------------------
                                                  David D. Singer, President

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO:      World Wireless Communications, Inc.

         The undersigned, the holder of the within Warrant, hereby irrevocably
elects to exercise this Warrant for, and to purchase thereunder       shares of
Common Stock of World Wireless Communications, Inc. and herewith makes payment
of $      therefor, and requests that the certificates for such shares be issued in the name of, and delivered to whose address is



                       ---------------------------------------------
                             (Street Address)

                       ---------------------------------------------
                             (City, State and Zip Code)

                       ---------------------------------------------




Dated:
         -----------------




                                        ------------------------------------
                                                     (Signature)
                                        Signature must conform to name of
                                        holder specified on the face of the
                                        Warrant)


                                        ------------------------------------
                                            (Print Name)


                                        ------------------------------------
                                            (Street Address)


                                        ------------------------------------
                                            (City, State and Zip Code)


                                        ------------------------------------
                                            (Person's Social Security Number
                                            or Tax Identification Number)

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right represented by the within Warrant to purchase shares of Common Stock of World Wireless Communications, Inc. to which the within Warrant relates, and appoints ____________________________as its attorney to transfer such right on the books of World Wireless Communications, Inc. with full power of substitution in the premises.

Dated:
         ----------------



                                        ------------------------------------
                                                  (Signature)
                                        Signature must conform to name of
                                        holder specified on the face of the
                                        Warrant)


                                        ------------------------------------
                                            (Print Name)


                                        ------------------------------------
                                            (Street Address)


                                        ------------------------------------
                                            (City, State and Zip Code)


                                        ------------------------------------
                                            (Person's Social Security Number
                                            or Tax Identification Number)


Signed in the presence of:




------------------------------

                                                                       EXHIBIT C

                              AMENDED AND RESTATED
                            PLEDGE/SECURITY AGREEMENT

                  THIS PLEDGE/SECURITY AGREEMENT, dated as of the 17th day of May, 2001, as amended as of August 7, 2001, effective as of May 17, 2001, by and between World Wireless Communications, Inc., a Nevada corporation ("Pledgor"), Lancer Offshore, Inc. and each of the other holders of the Senior Secured Notes (the "Notes") purchased pursuant to the Confidential Private Placement Memorandum of Pledgor dated May 17, 2001, as amended, who is listed on Schedule 1 and whose separate signature page is attached hereto, as the same may be amended from time to time (collectively known as "Pledgee" or the "Holders").

                  WHEREAS, Pledgor wishes to raise a minimum of $1,125,000 and a maximum of $5,000,000 through a sale of the units consisting of the Senior Secured Notes and warrants to purchase common stock of the Company (the "Units") pursuant to the Confidential Private Placement Memorandum dated May 17, 2001, as amended (the "Memorandum");

                  WHEREAS, Pledgee desires to obtain a security interest in certain property owned by Pledgor; and

                  WHEREAS, as an inducement to Pledgee's purchase of the Units from Pledgor, Pledgor has agreed to grant to Pledgee a security interest in and to the Pledged Collateral (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt for which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

                  Section 1.1 Interpretations. Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than Pledgee any right, remedy or claim under or by reason hereof. All covenants, stipulations and agreements herein contained by or on behalf of Pledgee shall be for the sole and exclusive benefit of Pledgee.

                  Section 1.2 Obligations Secured. The obligations secured hereby are the obligations of Pledgor to Pledgee under the Notes sold by Pledgor to Pledgee pursuant to the Memorandum, in the maximum principal amount thereof outstanding from time to time, up to a maximum amount of $5,000,000 thereunder, and any additional amounts payable by or chargeable to Pledgor thereunder or hereunder (the "Obligations").

                                   ARTICLE II

                 PLEDGE AND ADMINISTRATION OF PLEDGED COLLATERAL

                  Section 2.1 Pledged Collateral.

                  (a) Pledgor hereby pledges to Pledgee, and creates in Pledgee for its benefit, a security interest, for such time as the Obligations shall remain outstanding, in and to all of Pledgor's right, title and interest in and to

                           (i) the property listed in Exhibit 1 attached hereto
(and signed by Pledgor), including, without limitation, any securities described therein (which securities are collectively referred to as the "Pledged Securities"), now owned by Pledgor, and all machinery, equipment, automobiles, accounts receivable, inventory, securities of any kind, and general intangibles acquired by Pledgor on or after the date of this Agreement; and

                           (ii) all products and proceeds from the pledged
property.

                  The property pledged in Section 2.1(a)(i) hereof, the Pledged Securities and the products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral." The security interest granted by Pledgor to Pledgee in and to the Pledged Collateral shall be free and clear of all security interests and restrictions on transfer of any kind except as provided in this Agreement or as may be imposed by applicable law.

                  (b) Simultaneously with the execution and delivery of this Agreement, Pledgor shall make, execute, acknowledge, file, record and deliver to Pledgee any documents reasonably requested by Pledgee to perfect its first-in-priority security interest in the Pledged Collateral. Simultaneously with the execution and delivery of this Agreement, Pledgor shall make, execute, acknowledge, file, record and deliver to Pledgee such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the reasonable opinion of Pledgee, be necessary to effectuate, complete or perfect, or to continue and preserve, the first-in-priority security interest of Pledgee in the Pledged Collateral, and Pledgee shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

                  Section 2.2 Rights; Interests; Etc. (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

                           (i) Pledgor shall be entitled to exercise any and all
rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms hereof; and

                           (ii) Pledgor shall be entitled to receive and retain
any and all payments paid or made in respect of the Pledged Collateral.

                  (b) Upon the occurrence and during the continuance of an Event in Default:

                           (i) Subject to Section 2.2 (b) (iii) hereof, all
rights of Pledgor to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2 (a) (i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2 (a)
(ii) hereof shall be suspended, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if Pledgee shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article V hereof, then all cash sums received by Pledgee, or held by Pledgor for the benefit of Pledgee and paid over pursuant to Section 2.2 (b) (ii) hereof, shall be applied against any outstanding Obligations.

                           (ii) All interest, dividends, income and other
payments and distributions which are received by Pledgor contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of Pledgee, shall be segregated from other property of Pledgor and shall be forthwith paid over to Pledgee;

                           (iii) notwithstanding anything contained herein to
the contrary. Pledgor shall retain any voting rights it may have with respect to any of the Pledged Securities until such time as Pledgee is entitled and elects to exercise its rights to realize on the Pledged Securities pursuant to Article V hereof.

                  (c) Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):

                           (i) any default, whether in whole or in part, shall
occur in the payment to Pledgee of principal, interest or other item comprising the Obligations as and when due, which default shall continue for a period of 10 days after the receipt of written notice thereof by Pledgor;

                           (ii) any default, whether in whole or in part, shall
occur in the due observance or performance of any other covenant, term or provision to be performed under this Agreement by Pledgor, or the Loan Agreement, and all exhibits thereto, of even date herewith, which default is not described in any other subsection of this Section, and such default shall continue for a period of 10 days after the receipt of written notice thereof by Pledgor; provided, however, that if Pledgor shall have commenced to cure such default within such 10-day period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be thirty (30) days;

                           (iii) Pledgor shall (1) make a general assignment for
the benefit of its creditors, (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties, (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code,
(4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

                           (iv) any case, proceeding or other action shall be
commenced against Pledgor for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in of Section 2.2(c) (iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to Pledgor, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of Pledgor, and any of the foregoing shall continue unstayed and in effect for any period of 60 days.

                                   ARTICLE III

                          ATTORNEY-IN-FACT; PERFORMANCE

                  Section 3.1 Pledgee Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and only as long as such Event of Default shall be continuing, Pledgor hereby appoints Pledgee Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee reasonably may deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to Pledgor representing any payment in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  Section 3.2 Pledgee May Perform. If Pledgor fails to perform any agreement contained herein, Pledgee, at its option, may itself perform, or cause performance of, such agreement, and the reasonable expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 8.3.

                  Section 3.3 Appointment of Agent. The Holders shall appoint from time to time by a Pledgee Representative Agreement, in the form attached to the Loan Agreement between the parties hereto as Exhibit 3, one Pledgee to act as their authorized representative for the benefit of all of the Holders (the "Pledgee Representative"), and to perform all of the acts of Pledgee permitted or required hereunder.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1 Authorization; Enforceability. Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligations of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

                  Section 4.2 Ownership of Pledged Collateral. Pledgor warrants and represents that Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  Section 4.3 Validity of Security Interest. Pledgor warrants and represents that the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority pledge and security interest in the Pledged Collateral.

                  Section 4.4 Due Organization. Pledgor warrants and represents that it (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has the corporate power and authority necessary to entitle it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted or proposed to be conducted; (iii) is duly qualified and in good standing to do business as presently conducted or proposed to be conducted; and (iv) is duly qualified and in good standing to do business in every jurisdiction where the nature of the business conducted or the property owned or leased by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business or financial condition of such corporation.

                                    ARTICLE V

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

                  Section 5.1 Event Default and Remedies.

                  (a) If an Event of Default described in Section 2.2(c)(i),
(ii) and (v) occurs and is continuing, then in each such case the Pledgee Representative or the Holders of not less than a majority in principal amount of the Notes may declare the principal amount to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, such principal amount shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or (iv) occurs and is continuing, then the principal amount of all the Notes shall automatically become immediately due and payable without declaration or other act on the part of any Holder.

                  (b) Upon the occurrence of an Event of Default, the Pledgee Representative, in its sole discretion shall be entitled to receive all distributions with respect to the Pledged Collateral, to cause the Pledged Collateral to be transferred into the name of Pledgee or its nominee, to dispose of the Pledged Collateral, and to realize upon any and all rights in the Pledged Collateral then held by Pledgee.

                  Section 5.2 Method of Realizing Upon the Pledged Collateral; Other Remedies. Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern Pledgee's right to realize upon the Pledged Collateral:

                  (a) Any item of the Pledged Collateral may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that Pledgee shall give Pledgor ten (10) business days prior written notice of the time and place or of the time after which a private sale may be made (the "Sale Notice"), which notice shall be in any event commercially reasonable. At any sale or sales of the Pledged Collateral, Pledgor may bid for and purchase the whole or any part of the Pledged Collateral and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to Pledgee. Pledgor will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as Pledgee reasonably shall require in connection with any such sale.

                  (b) Any cash being held by Pledgee as Pledged Collateral and all cash proceeds received by Pledgee in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

                           (i) to the payment of all amounts due the Pledgee
Representative and the Holders for the expenses reimbursable to it or them hereunder or owed to it pursuant to Section 8.3 hereof;

                           (ii) to the payment of the amounts then due and
unpaid for principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably among all the Holders in accordance with the ratio of the principal amount of the Notes held by a Holder to the total principal amount of all of the Notes then outstanding, without preference or priority of an kind, according to the amounts due and payable on such for principal and interest, respectively; and

                           (iii) the balance, if any, to the person or persons
entitled thereto, including, without limitation, Pledgor.

                  (c) It is understood that if all or any part of the Pledged Collateral is sold as a private sale, Pledgee will sell such Collateral to the person making the highest bid for such Pledged Collateral, provided that Pledgee shall not be required to conduct an auction or otherwise solicit any specific number of offers for the Pledged Collateral or any part thereof.

                  (d) In addition to all of the rights and remedies which Pledgor and Pledgee may have pursuant to this Agreement, Pledgor and Pledgee shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code and as set forth in Section 5(e) hereof.

                  (e) (i) If Pledgor fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then forthwith upon the Pledgee Representative's demand the Pledgee Representative, in any capacity as it may determine, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against Pledgor or any other obligor upon the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Pledgor or any other obligor upon such Notes, wherever situated.

                           (ii) Pledgor agrees that it shall be liable for any
expenses incurred by the Pledgee Representative and the Holders in connection with enforcement, collection and preservation of the Notes, including, without limitation, legal fees and expenses, and such amounts shall be deemed included under Section 8.3 hereof.

                           (iii) All rights of action and claims under this
Agreement may be prosecuted and enforced by the Pledgee Representative without the possession of any of the Notes or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Pledgee Representative may be brought in any capacity as it may determine and any recovery of judgment shall, after provision for the payment of the legal fees and expenses and other expenses paid or incurred by the Pledgee Representative as permitted hereunder, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

                  Section 5.3 Proofs of Claim.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to Pledgor or any other obligor upon the Notes or the property of Pledgor or of such other obligor or their creditors, the Pledgee Representative (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Pledgee Representative shall have made any demand on Pledgor for the payment of overdue principal, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i) to file and prove a claim for the whole amount of
principal of the Notes and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holders (including any claim for the legal fees and expenses and other expenses paid or incurred by the Pledgee Representative permitted hereunder and of the holders allowed in such judicial proceeding), and

                           (ii) to collect and receive any monies or other
property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Pledgee Representative and, in the event that the Pledgee Representative shall consent to the making of such payments directly to the Holders, to pay to the Agent any amounts for expenses due it hereunder.

                  (b) Nothing herein contained shall be deemed to authorize the Pledgee Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the rights of any holder thereof or to authorize the Pledgee Representative to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.4 Duties Regarding Pledged Collateral. Pledgee shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Collateral actually in Pledgee's possession.

                  Section 5.5 Limitation on Suits.

                  (a) No holder of the Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to the Notes for any other remedy hereunder, if the Pledgee Representative has instituted a proceeding pursuant to Section 5.2(e) hereof.

                  (b) Except as otherwise provided herein, every right and remedy given by this Agreement or by law to the Pledgee Representative or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Pledgee Representative or by the Holders, as the case may be.

                  Section 5.6 Additional Remedies upon Default. Notwithstanding anything contained in this Agreement to the contrary, if Pledgor defaults in the payment of principal or interest on any Note at the maturity date of any Note, in addition to any interest rate penalty provided in the Note:

                  (a) Pledgor shall transfer to Pledgee 1,000,000 shares of the common stock of Pledgor, subject to applicable securities laws restrictions, for each 30-day period during which such default shall be in existence (the "Default Shares"), commencing with the month in which such default first occurs and continuing until such default is cured or otherwise satisfied, but in no event shall Pledgor be required to issue more than 12,500,000 shares pursuant to this
Section 5.6 (a). The representations and warranties of Pledgee set forth in
Section 3 of Pledgee's Subscription Agreement shall be true and correct with respect to such Default Shares on the date of each such transfer; and

                  (b) Pledgee shall have the right to convert the full amount of the Pledgee's interest in the Obligations hereunder and under the Notes into shares of common stock of Pledgor at the rate of one share for each $0.20 of the amount of the Obligations (with any fraction rounded up to the next whole share) in full satisfaction of all of Pledgee's interest in the Obligations hereunder and Pledgor's obligations under the Obligations and the Notes in full by sending Pledgor written notice to such effect within 30 days after the maturity date.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  Pledgor covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless Pledgee shall consent otherwise in writing (as provided in Section 8.4 hereof):

                  Section 6.1 Existence, Properties, Etc.

                  (a) Pledgor shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be necessary (i) to maintain its due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined in this Section 6.1(a)); and (b) Pledgor shall not do, or cause to be done, any act impairing its corporate power or authority (i) to carry on its business as now conducted, and (ii) to execute or deliver this Agreement, or any other loan instrument delivered pursuant to the Confidential Private Placement Memorandum of Pledgor dated May 17, 2001, as amended (which other loan instruments collectively shall be referred to the "Loan Instruments") to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purposes of this Agreement, the term "Material Adverse Affect" shall mean any material and adverse affect, whether individually or in the aggregate, upon (a) Pledgor's assets, business, operations, properties or condition, financial or otherwise, (b) the ability of Pledgor to make payment as and when due of all or any part of the Obligations, or (c) the Pledged Collateral.

                  Section 6.2 Payment of Debts, Taxes, Etc. Pledgor shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon its income or receipts or upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due; provided, however, that it shall not constitute a breach of this Section if Pledgor fails to perform any such obligation or to pay any such indebtedness or other liability (except for the Obligations), tax, assessment, or governmental or other charge, levy or claim (i) that is being contested in good faith and by proper proceedings diligently pursued and (ii) if the effect of such failure to pay or perform will not (A) accelerate the maturity thereof, or of any other debt or obligation of Pledgor, or (B) subject any part of the assets and properties of Pledgor to sale or forfeiture.

                  Section 6.3 Accounts and Reports. Pledgor shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to Pledgee the following:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of Pledgor, commencing with the fiscal year ending December 31, 2001, a balance sheet of Pledgor as at the end of that fiscal year and the related statements of earnings, shareholders' equity and cash flow for such fiscal year, all with accompanying notes, in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year, prepared in accordance with generally accepted accounting principles consistently applied, and audited by a firm of independent certified public accountants of recognized standing designated by Pledgee in writing (including, without limitation, Deloitte & Touche
                           LLP) to audit Pledgor's books;

                  (b) as soon as available, and in any event within 60 days after the end of each three-month period of each of its fiscal years (commencing with the quarter ending June 30, 2001), a balance sheet of Pledgor as at the end of such three-month period and the related statements of earnings, shareholders' equity and cash flow for such period, all with accompanying notes, in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year's applicable period, prepared in accordance with generally accepted accounting principles consistently applied, and compiled by a firm of independent certified public accountants of recognized standing designated by Pledgee in writing (including, without limitation, Deloitte & Touche LLP) to review Pledgor's books;

                  (c) AS SOON AS AVAILABLE, A COPY OF ANY NOTICE OR OTHER COMMUNICATION ALLEGING ANY NONPAYMENT OR OTHER MATERIAL BREACH OR DEFAULT, OR ANY FORECLOSURE OR OTHER ACTION RESPECTING ANY MATERIAL PORTION OF

                           ITS ASSETS AND PROPERTIES, RECEIVED RESPECTING ANY OF THE INDEBTEDNESS OF PLEDGOR IN EXCESS OF $25,000 (OTHER THAN THE OBLIGATIONS), OR ANY DEMAND OR OTHER REQUEST FOR PAYMENT UNDER ANY GUARANTY, ASSUMPTION, PURCHASE AGREEMENT OR SIMILAR AGREEMENT OR ARRANGEMENT RESPECTING THE INDEBTEDNESS OR OBLIGATIONS OF OTHERS IN EXCESS OF $25,000, INCLUDING ANY RECEIVED FROM ANY PERSON ACTING ON BEHALF OF THE HOLDER OR BENEFICIARY THEREOF; and

                  (d) within 30 days after the making of each submission or filing, a copy of any report, registration statement, proxy statement, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of Pledgor, or submitted to or filed by Pledgor with any governmental authority involving or affecting (i) any registration of Pledgor or its securities, (ii) Pledgor that could have a Material Adverse Effect, (iii) the Obligations, (iv) any part of the Pledged Collateral or (v) any of the transactions contemplated in this Agreement or the Loan Instruments, including, without limitation, those submitted or filed pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

                  Section 6.4 Compliance with Applicable Laws; Operations. Pledgor promptly and fully shall comply with, conform to and obey all current applicable laws and all future applicable laws in all material respects as the same shall take effect, the non-compliance with or violation of which could have a Material Adverse Effect. In any event, Pledgor shall procure, store, manufacture, distribute and dispose of all inventory and use and operate all machinery, equipment and real estate in full compliance with and conformity to all applicable laws in all material respects, including, without limitation, (i) all applicable permits, license, authorizations, consents or approvals of authorities and (ii) all applicable laws pertaining to employment, zoning, pollution, hazardous materials, toxic substances, public health or safety, occupational health or safety or the environment.

                  Section 6.5 Maintenance and Insurance.

                  (a) Pledgor shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

                  (b) Pledgor shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which Pledgor deems reasonably necessary to Pledgor's business, (i) adequate to insure all assets and properties of Pledgor, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire, flood, hurricanes or other risks included in an extended coverage policy, (ii) against public liability and other tort claims that may be incurred by Pledgor, (iii) as may be required by the Loan Instruments or applicable law and (iv) as may be reasonably requested by Pledgee, all with adequate, financially sound and reputable insurers, and all naming Pledgee as an additional insured and loss payee under a standard mortgagee's endorsement as Pledgee's interest may appear.

                  Section 6.6 Contracts and Other Collateral. Pledgor shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Collateral to which Pledgor is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement; and Pledgor shall enforce all of its rights under all such instruments, agreements and other receivable on a timely basis to the full extent permitted by applicable law.

                  Section 6.7 Defense of Collateral, Etc. Pledgor shall defend and enforce its right, title and interest in and to any part of (a) the Pledged Collateral, and (b) if not included within the Pledged Collateral, those assets and properties whose loss could have a Material Adverse Effect, Pledgor shall defend Pledgee's right, title and interest in and to each and every part of the Pledged Collateral, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  Pledgor covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, unless Pledgee shall consent otherwise in writing (as provided in Section 8.4 hereof):

                  Section 7.1 Indebtedness. Pledgor shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any indebtedness on its part, including commitments, contingencies and credit availabilities, or apply for or offer or agree to do any of the foregoing, except that Pledgor may incur or permit to exist: (a) indebtedness owed to Pledgee; (b) indebtedness incurred in the ordinary course of business, including, without limitation, to suppliers, distributors, carriers, materialmen, laborers, counsel, accountants, advisors, sellers or lessors of machinery and equipment and real estate acquired or leased in connection with Pledgor's business; and (c) other indebtedness expressly subordinated to the Obligations by such creditor executing the standard form subordination agreement of the Pledgee attached hereto as Exhibit 2 (the "Subordination Agreement"), or otherwise as may be acceptable to Pledgee in its sole discretion and as to which it consents in writing. Pledgor shall not prepay or acquire, in whole or in part, any of its indebtedness except to Pledgee as permitted by agreement or consent or where any prepayments do not exceed the sum of $100,000 in any calendar year of Pledgor. The indebtedness permitted under clauses (b) and (c) hereof incurred after the date of this Agreement shall not exceed in the aggregate $5,000,000.

                  Section 7.2 Liens and Encumbrances. Pledgor shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Collateral, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Collateral, or enter into any sale-leaseback financing respecting any part of the Pledged Collateral as lessee, or cause or assist the inception or continuation of any of the foregoing; provided, however, that the foregoing restrictions shall not prohibit (to the extent otherwise not prohibited by this Agreement):

                  (a) liens for taxes, assessments, governmental charges, levies or claims described in Section 6.2, if payment thereof shall not then be required to be made by this Section 7.2;

                  (b) liens of carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not then required to be paid under Section 6.2, so long as there shall have been set aside on the books of Pledgor such reserve, if any, as shall be required by generally accepted accounting principles;

                  (c) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance, statutory obligation or social security legislation, or for any purpose at the time required by law as a condition precedent to the transaction of business or the exercise of any of the privileges or licenses of Pledgor;

                  (d) liens incurred in respect of attachments discharged within 30 days from the making thereof or judgments or awards in force for less than 30 days or with respect to which Pledgor in good faith shall be prosecuting an appeal or proceeding for review and with respect to which a stay of execution upon appeal or proceeding for review shall have been secured if required;

                  (e) the security interests and other liens and encumbrances granted from time to time to Pledgee;

                  (f) with respect to indebtedness permitted under Section 7.1, liens incurred in respect of any financing of Pledgor's machinery, equipment and automobiles owned by Pledgor on the date hereof with a bank or other financial institution, provided (A) that the loan instruments evidencing such financing for such item expressly provide that any lien arising from such financing is subordinate to the first security interest hereunder and, in the event of a default thereunder, no collection of the principal, interest and other charges and expenses thereunder will be made until the full payment of the Obligations, or otherwise as may be acceptable to

Pledgee in its sole discretion and as to which it consents in writing; and (B) notwithstanding anything contained in this Agreement to the contrary, in the case of the financing of Pledgor's inventory, accounts receivable, purchase orders, or product sales or service agreements with a bank or other financial institution, such lender shall be entitled to a first security interest in such assets and shall be entitled to collect full payment of the obligations incurred by Pledgor thereunder at all times, regardless of the Obligations;

                  (g) liens incurred in respect of indebtedness on the Pledged Collateral which are subordinated to the Obligations by such creditor(s) executing the Subordination Agreement; and which are subordinated to the Obligations, or otherwise as may be acceptable to Pledgee in its sole discretion and as to which it consents in writing; and

                  (h) with respect to indebtedness permitted under section 7.1, liens incurred in respect of indebtedness on machinery, equipment and automobiles purchased or leased by Pledgor after the date of the execution and delivery of this Agreement by Pledgor at the closing of the offering made pursuant to the Memorandum.

                  Section 7.3 Securities Issuance. Pledgor shall not issue any of its stock for $0.20 per share or less, nor shall Pledgor issue any note, warrant, debenture or other security which may convert or be exercised to acquire Pledgor's stock for $0.20 per share or less, except in the case of securities issued pursuant to the Memorandum or unless the antidilution clause contained in the Loan Instruments is applicable.

                  Section 7.4 License Agreements. Notwithstanding anything contained in this Agreement to the contrary:

                  (a) Pledgor shall be entitled to enter into one or more license agreements covering any of its products in any field of use on reasonable commercial terms as determined by Pledgor in its sole discretion, free and clear of any liens, encumbrances or claims of any kind, and

Pledgee hereby consents thereto without the need for any further action on its part with respect thereto, provided that (i) any such license agreement does not exceed the greater of 10 years or the unexpired term of any patent, (ii) Pledgor gives Pledgee written notice of Pledgor's execution and delivery of any license agreement within 30 days after the execution and the delivery of the same and
(iii) Pledgor does not grant the licensee any security interest in any patent or patent application with respect thereto; and

                  (b) Pledgee agrees to execute and deliver such instruments and take such action as Pledgor may reasonably request in writing to assure that any license rights granted by Pledgor are free and clear of any liens, encumbrances or claims of any kind.

                  Section 7.5 Expenses.

                  (a) Pledgor shall not directly or indirectly incur a monthly burn rate equal to $250,000, commencing with September, 2001 and continuing during each month thereafter until the Obligations are satisfied, which shall mean that sum of the excess of (i) Pledgor's expenditures for operations (including, without limitation, compensation and other payroll expenses, inventory, supplies and outside services, including accounting, legal and other advisory fees and expenses) less (ii) the amount of Pledgor's revenues received, in each case determined on a cash basis, shall not exceed the sum of $250,000 effective as of September 1, 2001.

                  (b) Pledgor shall curtail its expenditures for any discretionary items, such as skyboxes for sporting events and similar items, effective as of August 7, 2001.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                Section 8.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to Pledgor, World Wireless Communications, Inc.,5670 Greenwood Plaza Boulevard, Penthouse, Englewood, Colorado 80111, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, 3rd Floor, New York, New York 10016, Attn: Stephen R. Field, Esq., and if to a Pledgee, at the addresses shown on the books of Pledgor. Any party may change its address by giving notice to the other party stating its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

                  Section 8.2 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  Section 8.3 Expenses. In the event of an Event of Default, Pledgor will pay to Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Pledgee or the Pledgee Representative may incur in connection with (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

                  Section 8.4 Waivers, Amendments, Etc.. Pledgee's delay or failure at any time or times hereafter to require strict performance by Pledgor of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of Pledgee under this Agreement to demand strict compliance and performance herewith. Any waiver by Pledgee of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of Pledgor contained in this Agreement, and no Event of Default, shall be deemed to have been waived by Pledgee, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holders of at least 75% of the principal amount of the Notes then outstanding.

                  Section 8.5 Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations or the conversion of all of the Notes as provided therein, and (ii) be binding upon Pledgor and its successors and (iii) inure to the benefit of Pledgee and its successors and permitted assigns. Upon the payment or satisfaction in full of the Obligations, or such conversion of the Notes, Pledgor shall be entitled to the return, at its expense, of such of the Pledged Collateral as shall not have been sold, returned in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

                  Section 8.6 Applicable Law; Jurisdiction. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Utah, without regard to its conflicts of law principles. Pledgee and Pledgor hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Salt Lake City, Utah or in the State of Colorado, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Salt Lake City, Utah or in the State of Colorado, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. Pledgee and Pledgor hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

                  Section 8.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                  Section 8.8 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

                  Section 8.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  Section 8.10 Rights to Participate in Board and Committee Meetings. Commencing with the date of the Closing, Borrower shall give Bruce D. Cowen full visitation rights at all meetings of the Board of Directors of Borrower and at all meetings of any committee thereof whether held in person or by conference call. Pledgor agrees to provide Bruce D. Cowen with the same notice and information that it gives to its directors in connection with any such meeting.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         WORLD WIRELESS COMMUNICATIONS, INC.
                                            PLEDGOR


                                         By:
                                             ------------------------------
                                             David D. Singer, President

                                             PLEDGEE:
                                             Each Holder listed on Schedule 1
                                             attached hereto as reflected in the
                                             signature pages attached hereto
                                             from time to time at the end of
                                             such Schedule

                  IN WITNESS WHEREOF, the undersigned Pledgee has signed this Agreement as of the date first above written.

                                         PLEDGEE:



                                         ---------------------------------------
                                         Signature of Individual Pledgee


                                         ---------------------------------------
                                         Print Name of Individual


                                         or, if applicable,



                                         ---------------------------------------
                                         Name of Partnership, Corporation,
                                         Trust or other Entity



                                         By:
                                             -----------------------------------
                                             Authorized Person

                                         ---------------------------------------
                                             Print Name of Signer

                                         ---------------------------------------
                                             Title

                                         ---------------------------------------
                                         STREET OR MAILING ADDRESS

                                         ---------------------------------------
                                         CITY, STATE, ZIP CODE

                                                                      EXHIBIT E


                        PLEDGEE REPRESENTATIVE AGREEMENT


         This Agreement is entered into effective as of May 17, 2001 by and among the parties set forth below (individually a "Noteholder," and collectively the "Noteholders").

         1. RECITALS. The Noteholders each hold a Promissory Note from World Wireless Communications, Inc., a Nevada corporation (the"Borrower"), totaling the original principal amount of at least $1,475,000 of even date herewith (the "Notes"). Each Note is secured by a security interest in certain assets of the Borrower pursuant to a Pledge/Security Agreement dated as of May 17, 2001 as amended as of August 7, 2001 (the "Pledge Agreement"). The parties desire to appoint and authorize one Noteholder to enforce their rights under the Notes and/or the Pledge Agreement in accordance with the terms and conditions set forth herein.

         2. APPOINTMENT. Michael Lauer, the Manager of Lancer Offshore, Inc., is hereby appointed as the Noteholders' "Pledgee Representative," as defined and identified in the Pledge Agreement. By execution and delivery of this Agreement, each Noteholder appoints Michael Lauer, the President of Lancer Offshore, Inc., as its true and lawful attorney-in fact in connection with all matters relating to the Notes and/or the Pledge Agreement. This appointment is coupled with an interest and is irrevocable.

         3. AUTHORITY. The Pledgee Representative shall have the following powers and authority:

            a. all rights, powers and authority as expressly set forth in the Pledge Agreement;

            b. the right to institute any action to enforce the Noteholders' rights under the Pledge Agreement and/or the Notes, as the trustee of an express trust for all of the Noteholders, individually and as the agent of the Noteholders, or in such other capacity as Pledgee Representative may determine;

            c. the right to negotiate and settle any disputed arising under or relating to the Notes and/or Pledge Agreement, and the enforcement thereof, on such terms and conditions as the Pledgee Representative deems proper; and

            d. the right to negotiate, enter into and enforce the Noteholders' rights under any Subordination Agreement in favor of the Noteholders with other creditors of the Borrower.

         4. OBLIGATIONS. Any amounts which the Pledgee Representative collects on behalf of the Noteholders shall be distributed to each Noteholder in portion to each Noteholder's interest in the principal outstanding under the Notes. The Pledgee Representative shall distribute all amounts collected under the Notes and/or the Pledge Agreement within five business days of collecting such amounts.

         5. EXPENSES; INDEMNIFICATION. Each Noteholder, severally but not jointly, agrees to reimburse the Pledgee Representative for any expenses incurred in enforcing the Noteholders' rights under the Notes and/or the Pledge Agreement, including reasonably attorney fees, which reimbursements may be offset against amounts distributable to the Noteholders. Each Noteholder, severally but not jointly, agrees to indemnify and hold harmless the Pledgee Representative from any and all actions taken under this Agreement, other than any action attributable to the Pledgee Representative's bad faith, fraud or gross negligence. Any indemnification obligation may be offset against the amounts collected under the Note and/or the Pledge Agreement.

         6. RESIGNATION OR REPLACEMENT OF THE PLEDGEE REPRESENTATIVE. The Pledgee Representative may resign at any time by giving the Noteholders at least 20 days prior written notice of such resignation. The Noteholders may remove the Pledgee Representative upon a vote of the holders of a majority of the principal balance then owned under the Notes. A replacement Pledgee Representative shall be appointed upon a vote of the holders of a majority of the principal balance then owed under the Notes. The Pledgee Representative, its affiliates and assigns, may vote on the same basis as all the other Noteholders in any such vote. Upon such resignation or removal, the Pledgee Representative shall be released and discharged from all further obligations and liabilities hereunder.

         7. MISCELLANEOUS.

            a. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (i) the date of delivery, if delivered in person, by nationally recognized overnight delivery services or by facsimile or (ii) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Borrower, World Wireless Communications, Inc., 5670 Greenwood Plaza Boulevard., Penthouse, Englewood, Colorado 80111, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, New York, New York 10016,
Attn.: Stephen R. Field, Esq.; and if to a Lender, at his or its address as set forth in the books and records of the Lender. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

            b. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflicts of law principals. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Denver, Colorado, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Denver, Colorado in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

            c. Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

            d. Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

            e. Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

            f. Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

            g. Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

            h. Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

            i. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the parties have read and executed this Agreement affective as of the date first above written.



LANCER OFFSHORE, INC.


By: /s/                                    By:
    --------------------------------           --------------------------------
         Michael Lauer


LANCER PARTNERS L.P.


By: /s/                                    By:
    --------------------------------           --------------------------------
         Michael Lauer

                                                                       EXHIBIT 2


                             SUBORDINATION AGREEMENT


         This Subordination Agreement (this "Agreement"), dated as of _____________, _____ is made among World Wireless Communications, Inc., a Nevada corporation ("Borrower"), Lancer Offshore, Inc. as the Pledgee and each party hereto making a loan pursuant to the Loan Agreement between the Borrower and Lancer Offshore, Inc. dated as of May 17, 2001, as amended (individually a "Lender" and collectively the "Lenders") under the promissory note evidencing the Senior Debt (as hereafter defined), and ___________________ ("Subordinated Creditor"). The defined term "Lenders" shall include any successor or replacement senior lender or lenders of the Borrower.

         In order to induce Lenders to lend money to Borrower in such amounts, for such periods and such terms as Lenders and Borrower may agree upon, as a condition to such loans, and in consideration of any loan so made, Lenders, Borrower, and Subordinated Creditor agree as follows:

         1. As used herein, and unless otherwise defined herein, the following terms shall have the following respective meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) except as the context shall otherwise require:

                  "Event of Default" shall mean an event which, with notice or lapse of time or both, automatically accelerates the maturity of the Senior Debt, or which permits either of the Lenders to accelerate the maturity of the Senior Debt.

                  "Indefeasibly Paid in Full" or any similar term or phrase when used in this Agreement with respect to Senior Debt shall mean the final payment in full of all Senior Debt in cash.

                  "Insolvency Proceeding" shall mean (i) any assignment for the benefit of creditors by Borrower or any other marshaling of the assets and liabilities of Borrower; or (ii) the institution by or against Borrower of any proceedings in insolvency, bankruptcy, receivership, liquidation, arrangement, reorganization, dissolution, winding up or other similar case or proceeding whether voluntary or involuntary.

                  "Senior Agreement" shall mean the Loan Agreement dated as of May 17, 2001, as amended, between Borrower and Lancer Offshore, Inc. dated as of May 17, 2001, as such agreement may be modified, amended, supplemented, restated, replaced, exchanged or refinanced from time to time in accordance with the terms thereof; in connection with any such replacement or refinancing, "Senior Agreement" shall mean the agreement(s) evidencing the obligations to the successor or replacement senior lender(s) thereunder and "Lenders" shall mean such successor or replacement senior lender(s). The Senior Agreement shall be deemed to be in effect hereunder for so long as Borrower has any obligation to Lenders thereunder or Lenders have any unexpired commitment to Borrower thereunder.

                  "Senior Debt" shall mean all indebtedness, obligations, and liabilities of every nature of Borrower, including any subsidiary guarantees for the benefit of Lenders (including any successor or replacement senior lender), whether now existing or hereafter incurred, direct, indirect, or acquired, absolute or contingent, secured or unsecured, together with any extensions, renewals or modifications of any thereof, and shall include, without limitation, all obligations and liabilities of Borrower for the payment of principal, interest, penalties, fees (including, without limitation, reasonable attorneys' fees and disbursements and fees of in-house counsel) and other amounts under or in respect of the Senior Agreement, including, without limitation, interest payments arising after the initiation of any Insolvency Proceeding whether or not such interest is an allowed claim in any Insolvency Proceeding.

                  "Standstill Notice" shall mean a written notice given by the either of the Lenders to Subordinated Creditor of the occurrence of an Event of Default.

                  "Subordinated Debt" shall mean all indebtedness, obligations, and liabilities of Borrower to Subordinated Creditor, whether now existing or hereafter incurred, direct, indirect, or acquired, absolute or contingent, secured or unsecured, together with all modifications, amendments, extensions, renewals, and refundings thereof or of any part of any thereof, and shall include, without limitation, the principal amount of indebtedness under the Subordinated Note, any right to interest from Borrower on account thereof, and any other charges and claims provided for thereunder.

                  "Subordinated Note" shall mean the Promissory Note dated ____________, executed by Borrower in favor of Subordinated Creditor in the original principal amount of $________________.

         2. Subordinated Creditor represents and warrants to the Lenders that:
(i) as of the date of this Agreement, Borrower is indebted to Subordinated Creditor under the Subordinated Note in the aggregate principal amount of $________ and that there is no other Subordinated Debt currently outstanding between Borrower and Subordinated Creditor; (ii) it has not, either singly or collectively, sold, assigned, transferred or otherwise disposed of any right it or they may have to repayment of the Subordinated Debt or any security thereof;
(iii) Subordinated Creditor is a duly organized ______________, formed and existing under the laws of ___________, having full power and authority to own its properties and to carry on its business as now conducted; (iv) Subordinated Creditor has the requisite power and authority to enter into and perform its obligations under this Agreement; (v) this Agreement has been duly executed and delivered by Subordinated Creditor and is a valid, legal and binding obligation of Subordinated Creditor, subject to principles of equity and rights applicable to the rights of creditors generally, including bankruptcy laws; and
(vi) the officer or officers who have executed this Agreement on behalf of such Subordinated Creditor are duly empowered and authorized to do so.

         3. To the extent and in the manner set forth in this Agreement, notwithstanding anything to the contrary contained in the Subordinated Note and any related loan agreement, the Subordinated Debt and all rights and remedies of Subordinated Creditor with respect thereto (including without limitation any lien securing payment thereof) is, and shall continue to be, subject and subordinate to the Senior Debt.

         4. Borrower and Subordinated Creditor hereby covenant and agree as follows:

               (a) Borrower shall not make and Subordinated Creditor shall not receive, directly or indirectly, any payment, advance, credit, security or new or further evidence of any kind whatsoever on account of or with respect to the Subordinated Debt or any part thereof; provided, however, that Subordinated Creditor may receive from Borrower regularly scheduled installments of interest under the Subordinated Note (but no prepayments) on the stated dates of payment thereof so long as no Standstill Notice is then in effect.

               (b) Upon the maturity of any Senior Debt, whether by lapse of time, acceleration or otherwise, all amounts due or to become due in connection therewith shall first be Indefeasibly Paid in Full before any direct or indirect payment is made by or on behalf of Borrower or received by Subordinated Creditor on account of any Subordinated Debt.

               (c) Upon the occurrence of an Event of Default and during any period that a Standstill Notice is in effect, no direct or indirect payment shall be made on behalf of Borrower or received by Subordinated Creditor on account of the Subordinated Debt. A Standstill Notice issued upon any payment default or acceleration of the Senior Debt shall remain in effect until Lenders receive Indefeasible Payment in Full, as provided in paragraph 4(b) above. The Lenders will use commercially reasonable efforts to give Subordinated Creditor written notice upon the waiver and/or cure of the Event(s) of Default that gave rise to a Standstill Notice (without liability or penalty incurred by either of the Lenders for any failure to give such notice). After the Subordinated Creditor receives written notice of waiver and/or cure of the Event(s) of Default from the Lenders, the Borrower shall be free to continue to make regular interest payments to Subordinated Creditor as they come due, including those payments that are in arrears.

               (d) In the event that all or any portion of the Subordinated Debt shall have been declared to be due and payable by Subordinated Creditor, such declaration shall not be effective without both of the Lenders' written consent until the earliest to occur of: (i) an Insolvency Proceeding; or (ii) the default at scheduled maturity of, or the acceleration of the maturity of, any Senior Debt.

               (e) Subordinated Creditor may not commence suit or take any other action to seek or enforce collection of any Subordinated Debt after the Subordinated Creditor gives Lenders written notice that Subordinated Creditor has declared the Subordinated Debt to be due and payable. Any and all proceeds of or recoveries from enforcement proceedings by Subordinated Creditor shall be subject to all the provisions of this Agreement, including, without limitation, the provision of paragraph 9 hereof. The terms of this paragraph 4(e) are subject to the limitations contained in paragraph 6 herein.

               (f) Subordinated Creditor may not initiate or cooperate in the commencement of any Insolvency Proceeding.

               (g) Subordinated Creditor may not purchase, and shall not permit any affiliate of Subordinated Creditor to purchase, any goods or services from Borrower except for cash and without incurring trade debt.

               (h) Subordinated Creditor may not exercise, and shall not permit any affiliate of Subordinated Creditor to exercise, any right of offset against Borrower, until after the withdrawal of the Standstill Notice, and then subject to the requirements of paragraph 9 hereof.

               (i) Subordinated Creditor shall immediately notify Lenders of any default or breach of the Subordinated Debt.

               (j) The provisions of paragraph 4 shall continue to be effective until such time (if any) as the Senior Debt has been Indefeasibly Paid in Full.

         5. Borrower and Subordinated Creditor agree as follows:

               (a) Upon any distribution of assets of Borrower and its subsidiaries to creditors of Borrower upon or in connection with an Insolvency Proceeding, any payment or distribution of any kind (whether in cash, property, or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Lenders for application (in case of cash) to, or as collateral (in case of non-cash property or securities) for, the payment or prepayment of the Senior Debt until the Senior Debt has been Indefeasibly Paid in Full.

               (b) If any Insolvency Proceeding is commenced by or against Borrower, Lenders are hereby irrevocably authorized and empowered, but shall have no obligation, to: (i) demand, sue for, collect and receive every payment or distribution referred to in paragraph 5.1 above and give acquittance therefor; and (ii) file claims and proofs of claim and take such other action (including, without limitation, any voting rights in the Insolvency Proceeding related to the Subordinated Debt and enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise of any of the rights or interests of Lenders hereunder.

               (c) If any Insolvency Proceeding is commenced by or against Borrower, Subordinated Creditor shall duly and promptly take such action as Lenders may request to: (i) collect the Subordinated Debt for account of Lenders, and file appropriate claims or proofs of claim in respect of the Subordinated Debt; (ii) execute and deliver to Lenders such powers of attorney, assignments or other instruments as Lenders may request in order to enable it to enforce any and all claims with respect to the Subordinated Debt and any security interests and other liens securing payment of the Subordinated Debt; and (iii) collect and receive any and all payments and distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

               (d) If any Insolvency Proceeding is commenced by or against Borrower or otherwise, Subordinated Creditor agrees not to: (i) contest, or join in any proceeding contesting, the creation, existence, validity, priority or perfection of any lien or security interest securing payment of the Senior Debt;
(ii) without the prior written consent of Lenders, assert any rights or claims to adequate protection payments for the Subordinated Debt in any Insolvency Proceeding; (iii) object to or contest, or join in any proceeding objecting to or contesting, any "post petition financing" arrangement or agreement between the Lenders and Borrower, including, without limitation, Borrower's use of "cash collateral" in any Insolvency Proceeding; (iv) assert any position or claim that is adverse to the interests of the Lenders in connection with any rights in or payments under the Senior Debt; (v) waive any rights to make an election under 11 U.S.C. Section 1111(b); (vi) seek participation or membership in any creditor's committee in any Insolvency Proceeding without the both of the Lenders' prior written consent; or (vii) oppose, or join in any proceeding opposing the sale or disposition of any property or collateral of the Borrower, if the Lenders have both consented to such sale or disposition.

         6. To the extent that Subordinated Creditor now has or hereafter obtains a lien or security interest in any assets of Borrower:

               (a) Such lien or security interest shall be at all times subject and subordinate to any lien or security interest which Lenders now has or hereafter obtains in such assets of Borrower without regard to the time or manner in which the respective liens and security interests of the parties hereto may have been created or perfected; and

               (b) Except upon the written consent of the Lenders, Subordinated Creditor may not at any time exercise any rights or remedies with respect to or otherwise enforce any lien or security interest it now has or hereafter obtains in Borrower's assets, or apply any assets covered by any such lien or security interest to any claim now or hereafter existing against Borrower.

         7. Borrower and Subordinated Creditor waive notice of acceptance of this Agreement by Lenders, and Subordinated Creditor waives notice of and consents to the making of: (i) any loans or other extensions of credit which Lenders (or any successor or replacement senior lender(s)) may make to Borrower from time to time; (ii) any renewal, replacement, refinancing or extension thereof; and (iii) any action which Lenders (or any successor or replacement senior lender(s)) may take or omit in its sole and absolute discretion with respect thereto.

         8. This Subordination Agreement shall constitute a continuing agreement of subordination and Lenders (or any successor or replacement senior lender(s)) may, from time to time and without notice to Subordinated Creditor, lend money to or make other financing arrangements with Borrower in reliance hereon.

         9. In the event that any payment or distribution, or any security, proceeds thereof or property or funds payable as adequate protection for use, sale or lease of such security, is received by Subordinated Creditor (other than those payments that Subordinated Creditor is entitled to receive pursuant to the provisions of and under the conditions specified by paragraph 4(a) of this Agreement), such property shall be received and held in trust for the benefit of Lenders, shall be segregated from other funds and property held by Subordinated Creditor, and shall be immediately paid over to Lenders in the form received (together with any endorsements or documents as may be necessary to effectively negotiate or transfer such property) for application (in case of cash) to, or as collateral (in case of non-cash property or securities) for, the payment or prepayment of the Senior Debt.

         10. Subordinated Creditor authorizes Lenders (or any successor or replacement senior lender(s)), without notice or demand and without affecting or impairing Subordinated Creditor's obligations hereunder, from time to time to:
(i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change any of the other terms of the Senior Debt or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon; (ii) take and hold security for the payment of the Senior Debt and exchange, enforce, waive, release, and fail to perfect any such security; (iii) apply such security and direct the order or manner of sale thereof as Lenders (or any successor or replacement senior lender(s)) in its sole discretion may determine; (iv) release and substitute any one or more endorsers, warrantors, Borrower, or other obligor. Lenders may assign their respective rights under this Agreement in whole or in part.

         11. Subordinated Creditor acknowledges and agrees that it shall have the sole responsibility for obtaining from Borrower such information concerning Borrower's financial condition or business operations as Subordinated Creditor may require, and that Lenders have no duty at any time to disclose to Subordinated Creditor any information relating to the business, operations, or financial condition of Borrower. Borrower acknowledges and agrees that Subordinated Creditor and Lenders may freely share any information regarding Borrower.

         12. Subordinated Creditor shall deliver to Lenders a copy of the executed Senior Subordinated Note which shall bear a conspicuous legend reading substantially as follows:


               "THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR FUTURE DEBT OWING FROM THE MAKER TO THE HOLDERS OF THE MAKER'S PROMISSORY NOTE DATED MAY 17, 2001 IN THE ORIGINAL PRINCIPAL

               AMOUNT OF AT LEAST $1,125,000 (THE "SENIOR NOTES") AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT AMONG LANCER OFFSHORE, INC., AND WORLD WIRELESS COMMUNICATIONS, INC. DATED AS OF MAY 17, 2001, AS AMENDED."

Such copy shall be certified in writing as being a true, current, and complete copy of the original by a responsible officer of Subordinated Creditor. Any replacement or substituted note shall bear the foregoing legend.

         13. Lenders may notify any assignee, trustee or interest trustee in bankruptcy, receiver, debtor in possession or other person or persons of their rights under this Agreement.

         14. Neither Subordinated Creditor nor Borrower shall amend, extend or otherwise change the term of any Subordinated Debt without the consent of Lenders if the effect of such amendment would be to: (i) increase the principal amount of the Subordinated Debt; (ii) increase the rate of interest payable on the Subordinated Debt; or (iii) change the maturity date of the Subordinated Debt or accelerate the time for making any payment on the Subordinated Debt.

         15. Any notice relating to this Agreement shall be in writing and shall be personally served, sent by certified mail, return receipt requested, with postage prepaid or sent by telecopy to the address of such party set forth on the signature page of this Agreement. Such notice shall be deemed given and received on the date so served, mailed or telecopied.

         16. This Agreement is intended solely for the purpose of defining the relative rights of the Lenders and the Subordinated Creditor. Nothing contained in this Agreement is intended to or shall affect or impair: (i) as between Borrower, its creditors (other than Lenders) and Subordinated Creditor, the obligation of Borrower (which is absolute and unconditional) to pay the Subordinated Debt in accordance with the terms thereof; and (ii) the relative rights of Subordinated Creditor and creditors of Borrower other than Lenders.

         17. Subordinated Creditor and Borrower agree to execute and deliver to Lenders any additional agreements reasonably deemed necessary by Lenders to effect or confirm the agreement set forth herein and to effect collection of any payments which may be made at any time on account of the Subordinated Debt.

         18. After the Senior Debt has been Indefeasibly Paid in Full, the holders of Subordinated Debt shall be subrogated to the rights of holders of Senior Debt to receive payments or distributions applicable to Senior Debt, to the extent that distributions otherwise payable to the holders of Subordinated Debt have been applied to the payment of Senior Debt. Subordinated Creditor agrees that this Agreement shall not be affected by any action, or failure to act, by Lenders which results or may result, in impairing or extinguishing any right of reimbursement, subrogation or other right or remedy of Subordinated Creditor.

         19. This Agreement shall be governed by the laws of the State of Colorado, determined without regard to conflicts of law principles, and the parties hereto consent to the jurisdiction of the state and federal courts in and for the State of Colorado in Denver, Colorado in connection with any dispute arising under or relating to this Agreement. The provisions of this Agreement are independent of and separable from each other. If any provision of this Agreement shall for any reason be held by any court or other authority of competent jurisdiction to be invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         20. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, whether express, implied, oral or written. This Agreement shall extend to and be binding upon the successors, assigns, heirs and legal representative of each of the parties hereto; provided, however, that Subordinated Creditor may not assign, transfer, pledge, hypothecate, encumber, or endorse the Subordinated Debt or any part or evidence thereof unless such transaction is made expressly subject to the terms hereof.

         21. In the event Subordinated Creditor or Borrower breaches any of their obligations hereunder to Lenders, the Lenders shall be entitled to recover their damages, costs and reasonable attorney fees which result from such breach.

         22. Neither this Agreement nor any portion or provisions hereof may be changed, waived, or amended or in any manner other than by an agreement in writing signed by the parties to this Agreement. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterparts.

         23. Borrower agrees to use commercially reasonable efforts to give Subordinated Creditor copies of any written notice of an Event of Default that Lenders may provide to Borrower under the Senior Agreement.

         24. Subordinated Creditor and any assignee of Lenders, successor or replacement lender shall reaffirm or reconfirm the provisions of this Agreement and acknowledge the substitution of parties in writing.

         25. Whenever Lenders' consent is required hereunder, such consent may be given or withheld in the sole and absolute direction of Lender, unless otherwise noted herein.

         26. To the extent that Lenders have any liability hereunder, such liability shall be several and not joint. Any payments to the Lenders hereunder shall be divided between the Lenders in proportion to their respective amounts of the Senior Debt or on such other basis as the Lenders may mutually agree in writing.

         IN WITNESS WHEREOF, the parties have read and executed this Agreement is executed as of the date stated at the top of the first page.


LANCER OFFSHORE, INC.                      WORLD WIRELESS
                                           COMMUNICATIONS, INC.

By:                                        By:
   ----------------------------               ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Address where notices are to be sent:
375 Park Avenue, Suite 2006
New York, New York 10152

Address where notices are to be sent:      Address where notices are to be sent:


                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

-------------------------------
[Subordinated Creditor]


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


Address where notices to are to be sent:


-------------------------------

-------------------------------

-------------------------------

                                                                       EXHIBIT D


                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                                       OF

                       WORLD WIRELESS COMMUNICATIONS, INC.


                  Agreement made as of the 17th day of May, 2001, as amended as of August 7, 2001, effective as of May 17, 2001, by and among World Wireless Communications, Inc., a Nevada corporation currently having its office and principal place of business at 5670 Greenwood Plaza Boulevard, Penthouse, Greenwood Village, Colorado 80111 (the "Corporation"), and each party hereto making a loan to the Corporation pursuant to the Memorandum (as defined below) (each of the last named persons shall hereinafter be referred to individually as a "Noteholder" and collectively as the Noteholders").

                  WHEREAS, upon the closing of the offering of up to $5,000,000 principal amount of Senior Secured Notes of the Company (the "Notes") and the Warrants (as defined below) pursuant to the Confidential Private Placement Memorandum dated May 17, 2001, as amended (the "Offering") (the "Effective Date"), as defined in the Offering, the Noteholder will (i) own warrants to purchase a minimum of 562,500, and a maximum of 2,500,000, shares of common stock, $.001 par value per share, of the Corporation at an exercise price of $0.30 per share exercisable during a period of five years from the date of the Effective Date (the "Warrants") and (ii) have the right to receive a minimum of 5,625,000, and a maximum of 25,000,000, shares of common stock, $.001 par value per share, of the Corporation pursuant to the mandatory conversion of such stock (shares of such common stock acquired pursuant to the Offering, together with shares of common subsequently acquired by the Noteholder pursuant to the Offering, being referred to as the "Shares" and collectively as the "Stock");

                  WHEREAS, upon the Effective Date, the Corporation and the Noteholder desire to provide for certain registration rights for the Stock of the Corporation or any interest therein now or hereafter acquired by the Noteholder pursuant to the Offering;

                  NOW, THEREFORE, effective upon the Effective Date, in consideration of the mutual covenants and conditions herein contained, each of the parties hereby agrees as follows:

                  1.       Piggyback Registration Rights.

                  1.1 (a) If the Corporation shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), at any time during the 24-month period after the Effective Date, either on its own behalf or that of any of its shareholders for an offering of shares of the capital stock of the Corporation (including shares to be issued pursuant to the exercise of any warrants, including the Warrants) for cash or securities, the Corporation shall give written notice as promptly as possible of such proposed registration to the Noteholder and shall use reasonable efforts to include all of the shares of the Stock owned by the Noteholder (including shares to be issued pursuant to the exercise of any warrants, including the Warrants, or upon the mandatory conversion of the Notes into such Shares) (the "Seller" or "Registering Noteholder") in such registration statement as such Seller shall request within 10 days after receipt of such notice from the Corporation, provided, that (A) the Seller furnishes the Company with a written notice of its irrevocable exercise of the Warrants in whole or in part within 10 days after the receipt of such notice from the Corporation, (B) if shares of the Stock are being offered by the Corporation in an underwritten offering, any shares of the Stock proposed to be included in the registration statement on behalf of the Seller shall be included in the underwriting offering on the same terms and conditions as the Stock being offered by the Corporation, and (C) the Seller shall be entitled to include such number of shares of the Stock owned by the Seller in such registration statement, one time only during the applicable period set forth herein (except that the Seller shall have the right not to exercise such piggyback registration right set forth herein once, in which case the Seller shall have the right set forth in this Section 1.1 with respect to the next succeeding registration statement described in this Section 1.1 proposed to be filed by the Corporation during such 24-month period); and provided further, that (i) the

Corporation shall not be required to include such number or amount of shares owned by the Seller in any such registration statement if it relates solely to securities of the Corporation to be issued pursuant to a stock option or other employee benefit plan, (ii) the Corporation may, as to an offering of securities of the Corporation by the Corporation, withdraw such registration statement at its sole discretion and without the consent of the Seller and abandon such proposed offering and (iii) the Corporation shall not be required to include such number of shares of the Stock owned by the Seller in such registration statement if the Corporation is advised in writing by its underwriter or investment banking firm that it reasonably believes that the inclusion of the Seller's shares would have an adverse effect on the offering.

                           (b) A registration filed pursuant to this Section
1.1(a) shall not be deemed to have been effected unless the registration statement related thereto (i) has become effective under the Securities Act and
(ii) has remained effective for a period of at least nine months (or such shorter period of time in which all of the Stock registered thereunder has actually been sold thereunder); provided, however, that if, after any registration statement filed pursuant to Section 1.1(a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation, such registration statement shall not be considered one of the registrations applicable pursuant to Section 1.1(a).

                  1.2 Delay or Suspension of Registration. Notwithstanding any other provision of this Section 1 to the contrary, if the Corporation shall furnish to the Noteholder:

                           (a) a certificate signed by the President of the
Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, it would adversely and materially affect the Corporation's ability to enter into an agreement with respect to, or to consummate, a bona fide material transaction to which it is or would be a party, or the Corporation has a plan to register stock to be sold for its own account within a 90-day period after the filing of the registration statement under Section 1.1(a), for the Corporation to use its reasonable best efforts to effect the registration of the Stock; or

                           (b) both (A) a certificate signed by the President of
the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, a material fact exists which the Corporation has a bona fide business purpose for preserving as confidential and (B) an opinion of counsel to the Corporation to the effect that the registration by the Corporation or the offer or sale by the Noteholder of the Stock pursuant to an effective registration statement would require disclosure of the material fact which is referenced in the President's certificate required under Section 1.2(b)(ii)(A) and which, in such counsel's opinion, is not otherwise required to be disclosed, then the Corporation's obligations pursuant to Section 1.2(a) with respect to any such demand for registration shall be deferred or offers and sales of the Stock by the Noteholder shall be suspended, as the case may be, until the earliest of: (1) the date on which, as applicable (a) the Corporation's use of reasonable best efforts to effect the registration of the Stock would no longer have such a material adverse effect or (b) the material fact is disclosed to the public or ceases to be material; (2) 135 days from the date of receipt by the Noteholder of the materials referred to in Section 1.2(b) (i) and (ii) above; and (3) such time as the Corporation notifies the Noteholder that it has resumed use of its reasonable best efforts to effect registration of the Stock or that offers and sales of the Stock pursuant to an effective registration statement may be resumed, as the case may be. If the Noteholder receives the materials referred to in

Section 1.2(b)(ii) above while a registration statement for the offer and sale of the Stock is in effect, the Noteholder agree to terminate immediately any offer or sale of the Stock. A particular material transaction to which the Corporation is or would be a party or a particular material fact shall not give rise to more than one deferral or suspension notice by the Corporation pursuant to the provisions of this Section 1.2.

                  1.3 In connection with any registration or qualification pursuant to the provisions of this Section 1, the Corporation shall, except as prohibited under the blue sky or securities laws of any jurisdiction under which a registration or qualification is being effected, pay all filing, registration and qualification fees of the Securities and Exchange Commission, printing expenses, fees and disbursements of legal counsel and all accounting expenses, except that the Seller shall bear the fees and expenses of its own legal counsel, and the underwriting or brokerage discounts and commissions, expenses of its brokers or underwriters and fees of the National Association of Securities Dealers, Inc. attributable to its Stock; provided, however, that the Corporation shall not be required in the case of any registration hereunder to make blue sky filings in more than 15 states.

                  1.4 (a) In each case of registration of shares of Stock under the Securities Act pursuant to these registration provisions, the Corporation shall unconditionally indemnify and hold harmless the Seller, each underwriter (as defined in the Securities Act), and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the Seller and each such underwriter, and each such person who controls any such underwriter being referred to for purposes of this Section 1.4, as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of the Stock were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, any documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Seller or any underwriter and furnished to the Corporation or the Noteholder, as the case may be, in writing by the Seller or such underwriter expressly for use therein; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased shares of the Stock to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

                  (b) In each case of a registration of shares of the Stock under the Securities Act pursuant to these registration provisions, the Seller participating in the registration shall unconditionally indemnify and hold harmless the Corporation (and its directors and officers), each underwriter and each person, if any, who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act of Section 20(a) of the Securities Exchange Act of 1934, to the same extent as the foregoing indemnity from the Corporation to the Seller but only with reference to information relating to the Seller and furnished to the Corporation by the Seller for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. The Seller will use all reasonable efforts to cause any underwriters of shares of Stock to be sold by the Seller to indemnify the Corporation on the same terms as the Seller agrees to indemnify the Corporation, but only with reference to information furnished in writing by such underwriter for use in the registration statement.

                  (c) In case any action or proceeding shall be brought against or instituted which involves any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any Indemnified Person shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person has agreed to the retention of such counsel at its expense or (ii) the named parties to any such action or proceeding include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person has been advised by counsel that there may be one or more defenses available to such Indemnified Person which are different from or additional to those available to the Indemnifying Person (in which case, if the Indemnified Person notifies the Indemnifying Person that it wishes to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). It is understood that the Indemnifying Person shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such similarly situated Indemnified Persons. The Indemnifying Person shall not be liable for any settlement of any action or proceeding effected without its written consent.

                  (d) In the event the indemnifications provided for in this
Section 1.4 are unavailable or insufficient, then the Seller shall pay the amount paid or payable as a result of such losses, claims, damages, liabilities, actions and expenses.

                  (e) Notwithstanding anything in this Section 1.4 to the contrary, the Corporation shall not be liable to the Seller for any losses, claims, damages or liabilities arising out of or caused by (A) any reasonable delay (1) in filing or processing any registration statement or any preliminary or final prospectus, amendment or supplement thereto after the inclusion of the Seller's Stock in such registration statement, or (2) in requesting such registration statement be declared effective by the Commission and (B) the failure of the Commission for any reason to declare effective any registration statement.

                  2.       MISCELLANEOUS.

                  2.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, World Wireless Communications, Inc., 5670 GREENWOOD PLAZA BOULEVARD., PENTHOUSE, GREENWOOD VILLAGE, COLORADO 80111, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, New York, New York 10016, Attn:
Stephen R. Field, Esq.; and if to the Noteholder, at his or its address as set forth in the books and records of the Corporation. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

                  2.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Denver, Colorado, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Denver, Colorado in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

                  2.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

                  2.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

                  2.5 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                  2.6 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

                  2.7 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  2.8 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

                  2.9 Compliance with Securities Laws. Commencing with the Effective Date, the Corporation will use its best efforts to comply thereafter with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934.

                  2.10 Restrictions on Resale. Notwithstanding anything contained herein to the contrary, the Seller agrees that, after the registration statement described in Section 1.1(a) becomes effective, the Seller will not sell, transfer, pledge or otherwise dispose of more than 15% of the total number of shares of Common Stock acquired pursuant to the Offering in any one calendar month, commencing with the month in which such registration statement becomes effective.

                  2.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.


                                        WORLD WIRELESS COMMUNICATIONS, INC.


                                        BY: /s/
                                           -------------------------------------
                                                 DAVID D. SINGER, PRESIDENT


                                        LANCER OFFSHORE, INC.


                                        BY: /s/
                                           -------------------------------------

                                        LANCER PARTNERS L.P.

                                        BY:  LANCER MANAGEMENT GROUP LLC,
                                               GENERAL PARTNER

                                        BY: /s/
                                           -------------------------------------
                                                      MICHAEL LAUER

                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------



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